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                                                                     EXHIBIT 24

                               POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS, that the undersigned do hereby appoint J. Daniel Stinnett and Jeffery D. Aberdeen, or either of them, attorney for the undersigned and in the name of and on behalf of the undersigned to sign a Registration Statement on Form S-4 to be filed by Commerce Banschares, Inc., together with any and all amendments which might be required from time to time with respect thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, with respect to the acquisition of Shawnee Bancshares, Inc. and The Shawnee State Bank with full power and authority in either of said attorneys to do and perform in the name of and on behalf of the undersigned every act whatsoever necessary or desirable to be done in connection therewith as fully and to all intents and purposes as the undersigned might or could do in person.

  Executed this 7th day of February, 1997.
    /s/ Georgio Balzer
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           Georgio Balzer

    /s/ Fred L. Brown
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           Fred L. Brown

    /s/ James B. Hebenstreit
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                             James B. Hebenstreit

    /s/ David W. Kemper
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           David W. Kemper

    /s/ James M. Kemper, Jr.
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           James M. Kemper, Jr.

    /s/ Terry O. Meek
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           Terry O. Meek

    /s/ Robert H. West
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           Robert H. West

    /s/ Jonathan M. Kemper
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           Jonathan M. Kemper